Exhibit 24

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 2006.

/s/ David J. Cooper, Sr.

DAVID J. COOPER, SR.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 2006.

/s/ Earnest W. Deavenport, Jr.

EARNEST W. DEAVENPORT, JR.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 2006.

/s/ Don DeFosset

DON DEFOSSET

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of February, 2006.

/s/ Martha R. Ingram

MARTHA R. INGRAM

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 2006.

/s/ Ronald L. Kuehn, Jr.

RONALD L. KUEHN, JR.

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 2006.

/s/ James R. Malone

JAMES R. MALONE

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2006.

/s/ Charles D. McCrary

CHARLES D. MCCRARY

DIRECTOR’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Buchanan or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2005 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 2006.

/s/ Claude B. Nielsen

CLAUDE B. NIELSEN